THIRD AMENDMENT TO INVESTOR RIGHTS AGREEMENT

          THIRD AMENDMENT dated as of October 27, 2005 to the INVESTOR RIGHTS AGREEMENT dated as of September 14, 2004 by and among INTERPOOL, INC., a Delaware corporation (the "Company"), and the investors signatory hereto (each a "Holder" and, collectively, the "Holders").

W I T N E S S E T H :

          WHEREAS, the Company, the Holders and certain other investors party thereto (the Holders, together with such other investors, being referred to collectively as the "Original Investors") entered into a Securities Purchase Agreement dated as of September 14, 2004 (the "Purchase Agreement"), pursuant to which the Company issued to the Original Investors certain warrants to purchase a total of 8,333,333 shares of the Company’s common stock (the "Warrants");

          WHEREAS, the Company and the Original Investors entered into an Investor Rights Agreement dated as of September 14, 2004 (the "Original Investor Rights Agreement"), pursuant to which the Company agreed to use its commercially reasonable efforts to register the Warrants and the shares underlying the Warrants under the Securities Act of 1933 for the benefit of the Original Investors; and

          WHEREAS, the Company and certain of the Original Investors entered into Amendments dated as of April 26, 2005 and June 29, 2005 (the "Previous Amendments") to the Original Investor Rights Agreement, pursuant to which the Company and such Original Investors agreed to amend the Original Investor Rights Agreement (such agreement, as so amended, being referred to as the "Investor Rights Agreement") as set forth therein;

          WHEREAS, the Company and the Holders, who constitute the holders of a majority of the "Transfer Restricted Securities" (as defined in the Investor Rights Agreement), now desire to further amend the Investor Rights Agreement, as hereinafter set forth.

          NOW, THEREFORE, in consideration of the premises and the covenants hereinafter contained, it is agreed as follows:

           SECTION 1.      AMENDMENT TO INVESTOR RIGHTS AGREEMENT. Subject to the occurrence of the Effective Date (as defined herein), the Investor Rights Agreement is hereby amended as follows:

(a) by deleting in its entirety Section 5, entitled "Liquidated Damages" and inserting, in lieu of such section, the following: "[Intentionally Omitted]";

(b) by deleting from Section 1, entitled "Definitions," the defined terms "Registration Default" and "Registration Default Period"; and

(c) by deleting from Section 3, entitled "Shelf Registration," the phrase "subject to the provisions of Section 3(c) and 5(a) hereof" and inserting, in lieu of such phrase, the following: "subject to the provision of Section 3(c) hereof".

           SECTION 2.      Effectiveness. This Amendment shall become effective on the date (the "Effective Date") that the following conditions have been satisfied:

(a) this Amendment shall have been executed by the Company and a majority of the holders of Transfer Restricted Securities; and

(b) the Company's registration statement on Form S-1 (File No. 333-127088) relating to the Warrants and the shares of common stock underlying the Warrants is declared effective by the Securities and Exchange Commission.

           SECTION 3.      EFFECT ON INVESTOR RIGHTS AGREEMENT.

(a) On and after the Effective Date, each reference in the Investor Rights Agreement to "this Agreement", "herein", "hereof", "hereunder" or words of similar import, shall mean and be a reference to the Investor Rights Agreement as amended hereby.

(b) Except as specifically amended above in connection herewith, the Investor Rights Agreement shall remain in full force and effect and is hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Original Investors or the Holders under the Investor Rights Agreement or any document executed in connection therewith.

           SECTION 4.      GOVERNING LAW. THIS AMENDMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

           SECTION 5.      COUNTERPARTS. This Amendment may be executed in any number of separate counterparts, each of which shall collectively and separately constitute one agreement.

           IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

INTERPOOL, INC. By: Name: Title: GREYWOLF CAPITAL PARTNERS II LP By: Name: Title: GREYWOLF CAPITAL OVERSEAS FUND By: Name: Title: GREYWOLF HIGH YIELD MASTER FUND By: Name: Title:

CASPIAN CAPITAL PARTNERS, LP

By: MARINER INVESTMENT GROUP, INC., as Investment Advisor By: Name: Title:

MARINER LDC

By: MARINER INVESTMENT GROUP, INC., as Investment Advisor By: Name: Title:

MARINER OPPORTUNITIES FUND, LP

By: MARINER INVESTMENT GROUP, INC., as Investment Advisor By: Name: Title:

MARINER VOYAGER MASTER FUND, LTD

By: MARINER INVESTMENT GROUP, INC., as Investment Advisor By: Name: Title:

RIVA RIDGE MASTER FUND, LTD.

By: RIVA RIDGE CAPITAL MANAGEMENT LP, As Investment Manager By: RIVA RIDGE GP LLC, GP to the Investment Manager By: Name: Title:

MARINER LDC

By: RIVA RIDGE CAPITAL MANAGEMENT LP, As Investment Manager By: Name: Title:

GOLDMAN, SACHS & CO. By: Name: Title: